                       SCHEDULE 13D JOINT FILING AGREEMENT


         The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

         The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

         In Witness Whereof, the undersigned have either signed this Agreement or caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date set forth below.

Date:  May 9, 2001

                                              FIRST GLOBAL HOLDINGS LIMITED

                                          By: /s/ Elizabeth Le Poidevin
                                             ---------------------------------
                                              Name:  Elizabeth Le Poidevin
                                              Title: Director


                                              IONIC HOLDINGS LDC

                                          By: /s/ Elizabeth Le Poidevin
                                             ---------------------------------
                                              Name:  Elizabeth Le Poidevin
                                              Title: Director


                                              ORACLE INVESTMENTS AND HOLDINGS
                                              LIMITED

                                          By: /s/ Elizabeth Le Poidevin
                                             ---------------------------------
                                              Name:  Elizabeth Le Poidevin
                                              Title: Director


                                              MARION NAGGAR CHILDREN'S
                                              SETTLEMENT

                                          By: /s/ Elizabeth Le Poidevin
                                             ---------------------------------
                                              Name:  Elizabeth Le Poidevin
                                              Title: Director,
                                                     Abacus (C.I.) Limited and
                                                     Abacus Trustees (Jersey)
                                                     Limited, Trustees


                                              ABACUS TRUSTEES (JERSEY) LIMITED

                                          By: /s/ Elizabeth Le Poidevin
                                             ---------------------------------
                                              Name:  Elizabeth Le Poidevin
                                              Title: Director



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


                                              ABACUS (C.I.) LIMITED

                                          By: /s/ Elizabeth Le Poidevin
                                             ---------------------------------
                                              Name:  Elizabeth Le Poidevin
                                              Title: Director


                                              GA NAGGAR 1982 SETTLEMENT

                                          By: /s/ Elizabeth Le Poidevin
                                             ---------------------------------
                                              Name:  Elizabeth Le Poidevin
                                              Title: Director,
                                                     Abacus (C.I.) Limited and
                                                     Abacus Trustees (Jersey)
                                                     Limited, Trustees


                                              THREE GREENS HOLDINGS LIMITED

                                          By: /s/ Elizabeth Le Poidevin
                                             ---------------------------------
                                              Name:  Elizabeth Le Poidevin
                                              Title: Director


                                              ALEXANDER ENTERPRISE
                                              HOLDING CORP.


                                              By: /s/ Jared Bluestein
                                                 -----------------------------
                                                 Name: Jared Bluestein
                                                 Title: Director

                                              /s/ Nicolas Berggruen
                                              -------------------------------
                                              Nicolas Berggruen


                                              /s/ Guy Naggar
                                              -------------------------------
                                              Guy Naggar

                                              SPECIALTY ACQUISITION CORP.


                                              By: /s/ Guy Naggar
                                                 -----------------------------
                                                 Name: Guy Naggar
                                                 Title: President



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